

                              EMERITUS CORPORATION
                Consolidated Subsidiaries as of December 31, 2002


COMPANY                              STATE            FORM
Acorn Service Corporation . . . . .  WA     Corporation
EM I, L.L.C.. . . . . . . . . . . .  WA     Limited Liability Company
EMAC. . . . . . . . . . . . . . . .  DE     Corporation
Emericare, Inc. . . . . . . . . . .  WA     Corporation
Emeritus Management I, L.P. . . . .  WA     Limited Partnership
Emeritus Management L.L.C.. . . . .  WA     Limited Liability Company
Emeritus Properties I, Inc. . . . .  WA     Corporation
Emeritus Properties II, Inc.. . . .  WA     Corporation
Emeritus Properties III, Inc. . . .  WA     Corporation
Emeritus Properties IV, Inc.. . . .  WA     Corporation
Emeritus Properties V, Inc. . . . .  WA     Corporation
Emeritus Properties VI, Inc.. . . .  WA     Corporation
Emeritus Properties VII, Inc. . . .  WA     Corporation
Emeritus Properties VIII, Inc.. . .  WA     Corporation
Emeritus Properties IX, L.L.C.. . .  WA     Limited Liability Company
Emeritus Properties X, L.L.C. . . .  WA     Limited Liability Company
Emeritus Properties XI, L.L.C.. . .  WA     Limited Liability Company
Emeritus Properties XII, L.L.C. . .  WA     Limited Liability Company
Emeritus Properties XIII, L.L.C.. .  WA     Limited Liability Company
Emeritus Properties XIV, L.L.C. . .  WA     Limited Liability Company
Emeritus Properties XV, L.L.C.. . .  WA     Limited Liability Company
Emeritus Properties-NGH, L.L.C. . .  WA     Limited Liability Company
Emeritus Real Estate IV, L.L.C. . .  WA     Limited Liability Company
Emeritus Realty Bozeman, L.L.C. . .  DE     Limited Liability Company
Emeritus Realty Corporation . . . .  NV     Corporation
Emeritus Realty II, L.L.C.. . . . .  DE     Limited Liability Company
Emeritus Realty II, L.L.C.. . . . .  DE     Limited Liability Company
Emeritus Realty III, L.L.C. . . . .  DE     Limited Liability Company
Emeritus Realty Puyallup, L.L.C.. .  DE     Limited Liability Company
Emeritus Realty V, L.L.C. . . . . .  DE     Limited Liability Company
Emeritus Realty V, L.L.C. . . . . .  DE     Limited Liability Company
Emeritus Realty VII, L.L.C. . . . .  DE     Limited Liability Company
Emeritus Realty VII, L.L.C. . . . .  DE     Limited Liability Company
Emeritus Realty XIV, L.L.C. . . . .  DE     Limited Liability Company
ESC - Bozeman, L.L.C. . . . . . . .  WA     Limited Liability Company
ESC - Bozeman, L.L.C. . . . . . . .  WA     Limited Liability Company
ESC - Land, L.L.C.. . . . . . . . .  DE     Limited Liability Company
ESC - New Port Richey, L.L.C. . . .  WA     Limited Liability Company
ESC - New Port Richey, L.L.C. . . .  WA     Limited Liability Company
ESC - NGH, L.P. . . . . . . . . . .  WA     Limited Partnership
ESC - Puyallup, L.L.C.. . . . . . .  WA     Limited Liability Company
ESC I, L.P. . . . . . . . . . . . .  WA     Limited Partnership
ESC III, L.P. . . . . . . . . . . .  WA     Limited Partnership
ESC IV, L.P.. . . . . . . . . . . .  WA     Limited Partnership
ESCGP I, Inc. . . . . . . . . . . .  WA     Corporation
ESCGP II, Inc.. . . . . . . . . . .  WA     Corporation
ESC-Port St. Richie, L.L.C. . . . .  WA     Limited Liability Company
ESC-Port St. Richie, L.L.C. . . . .  WA     Limited Liability Company
Fairfield Retirement Center, L.L.C.  CA     Limited Liability Company
Grand Terrace L.L.C.. . . . . . . .  DE     Limited Liability Company
Heritage Hills Retirement,  Inc.. .  NC     Corporation
Painted Post L.L.C. . . . . . . . .  NY     Limited Liability Company
Painted Post Properties, Inc. . . .  WA     Corporation
Ridgeland Assisted Living, L.L.C. .  WA     Limited Liability Company
TDC/Emeritus Paso Robles Ptshp. . .  WA     Partnership